UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2009
AIRGAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 North Radnor-Chester Rd., Radnor, PA.	19087-5283

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 687-5253
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On September 11, 2009, Airgas, Inc. (the “Company”) closed its offering of $400 million aggregate principal amount of 4.50% notes due September 15, 2014 (the “Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-161774) (the “Registration Statement”) and a related prospectus and prospectus supplement, each as filed with the Securities and Exchange Commission. The Notes were issued under an indenture dated September 11, 2009 (the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee, as supplemented by the first supplemental indenture dated September 11, 2009 (the “First Supplemental Indenture”). The sale of the Notes was made pursuant to the terms of an Underwriting Agreement dated September 8, 2009 (the “Underwriting Agreement”), among Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, the Company and the subsidiary guarantors named therein.
The above description is qualified in its entirety by reference to the Underwriting Agreement, form of Indenture, Supplemental Indenture and form of 4.50% Global Note due September 15, 2014. The Underwriting Agreement is filed as Exhibit 10.1 hereto. The form of Indenture is filed as Exhibit 10.2 hereto and the Supplemental Indenture is filed as exhibit 10.3 hereto. The Underwriting Agreement, form of Indenture, First Supplemental Indenture are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
Exhibit 10.1: The Underwriting Agreement dated September 11, 2009, among Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc., as Representatives of the Underwriters, and the Company.
Exhibit 10.2: The Indenture dated September 11, 2009, among the Company and The Bank of New York Mellon, as Trustee.
Exhibit 10.3.: The First Supplemental Indenture dated September 11, 2009, between the Company, the Guarantors and The Bank of New York Mellon, as Trustee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.		AIRGAS CARBONIC, INC.
(Registrant)		AIRGAS DATA, LLC
AIRGAS-EAST, INC.
BY:	/s/ Thomas M. Smyth,	AIRGAS-GREAT LAKES, INC.

	Thomas M. Smyth.	AIRGAS-INTERMOUNTAIN, INC.
	Vice President, Controller	AIRGAS INVESTMENTS, INC.
AIRGAS MERCHANT GASES, LLC
AIRGAS MERCHANT HOLDINGS, INC.
AIRGAS-MID AMERICA, INC.
AIRGAS-MID SOUTH, INC.
AIRGAS-NOR PAC, INC.
AIRGAS-NORTH CENTRAL, INC.
AIRGAS-NORTHERN CALIFORNIA & NEVADA, INC.
AIRGAS-REFRIGERANTS, INC.
AIRGAS RETAIL SERVICES, LLC
AIRGAS SAFETY, INC.
AIRGAS-SOUTH, INC.
AIRGAS-SOUTHWEST, INC.
AIRGAS SPECIALTY GASES, INC.
AIRGAS SPECIALTY PRODUCTS, INC.
AIRGAS-WEST, INC.
MEDICAL GAS MANAGEMENT, INC.
MISSOURI RIVER HOLDINGS, INC.
NATIONAL WELDERS SUPPLY COMPANY, INC.
NITROUS OXIDE CORP.
OILIND SAFETY, INC.
RED-D-ARC, INC.
WORLDWIDE WELDING, LLC

(Co-Registrants)

BY:	/s/ Thomas M. Smyth
Thomas M. Smyth
Vice President

Date September 11, 2009

Exhibit Index

Exhibit 10.1	The Underwriting Agreement dated September 8, 2009, among Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc., as Representatives of the Underwriters, and the Company.

Exhibit 10.2	The Indenture dated September 11, 2009, among the Company and The Bank of New York Mellon, as Trustee.

Exhibit 10.3	The First Supplemental Indenture dated September 11, 2009, between the Company, the Guarantors and The Bank of New York Mellon, as Trustee.